UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/11/2013

M&F BANCORP INC /NC/
(Exact name of registrant as specified in its charter)

Commission File Number:  000-27307

NC	561980549
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2634 Durham Chapel Hill Blvd, Durham, NC 27707
(Address of principal executive offices, including zip code)

919-687-7800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective January 11, 2013, Randall C. Hall was appointed Chief Financial Officer of M&F Bancorp, Inc. and its wholly-owned subsidiary, Mechanics and Farmers Bank, succeeding Lyn Hittle upon her retirement, as previously announced.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&F BANCORP INC /NC/

Date: January 17, 2013	By:	/s/ Kim D. Saunders
Kim D. Saunders
President and Chief Executive Officer